UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Riverview Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

ANNUAL MEETING OF SHAREHOLDERS OF

RIVERVIEW FINANCIAL CORPORATION

June 21, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

You can quickly view your proxy material, statements, and other eligible documents online via

https://www.riverviewbankpa.com by clicking on the Investor Relations link.

i    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.    i

⬛	20330303000000000000 7	062117

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES NAMED,

ALONG WITH A VOTE “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.	A proposed amendment of Article 5 of the Corporation’s Articles of Incorporation to increase the number of shares of common stock that the Corporation may issue from five million shares to twenty million shares.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: ¡ Brett D. Fulk ¡ Howard R. Greenawalt ¡ William C. Yaag
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES		3.	A proposed amendment of Article 5 of the Corporation’s Articles of Incorporation to authorize 1,348,809 shares of a new class of non-voting common stock.	☐	☐	☐

☐ FOR ALL EXCEPT (See instructions below)		4.	Ratification of Dixon Hughes Goodman, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐

		5.	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement of the meeting.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑		This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned. If no specification is made, this proxy will be voted FOR the nominees and proposals listed above.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

⬛	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	⬛

0 ⬛

RIVERVIEW FINANCIAL CORPORATION

REVOCABLE PROXY

FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby constitutes and appoints Howard R. Greenawalt and Joseph D. Kerwin and either of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Riverview Financial Corporation that the undersigned shareholder may be entitled to vote at the annual meeting of shareholders to be held on Wednesday, June 21, 2017, at 10:00 a.m., local time, at the Hershey Country Club, 1000 East Derry Road, Hershey, Pennsylvania, 17033, and at any adjournment or postponement of the meeting as follows:

(continued and to be signed on reverse side)

⬛ 1.1	14475 ⬛